UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
  Date of Report (Date of earliest event reported): April 22, 2021
INTUITIVE SURGICAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-30713	77-0416458
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1020 Kifer Road
Sunnyvale, California 94086
(Address of principal executive offices) (zip code)
   Registrant’s telephone number, including area code: (408) 523-2100
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ISRG	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Approval of the Amendment and Restatement of the Amended and Restated 2010 Incentive Award Plan
The Board of Directors (the “Board”) of Intuitive Surgical, Inc. (the “Company”) previously adopted, subject to stockholder approval, the amendment and restatement of the Company’s Amended and Restated 2010 Incentive Award Plan (the “Amended 2010 Plan”), which (i) increases the number of shares of common stock reserved for issuance pursuant to awards granted under the Amended 2010 Plan from 32,450,000 to 34,450,000, (ii) extends the term of the Amended 2010 Plan to 2031 and (iii) provides that dividends and dividend equivalents may only be paid to the extent the underlying award vests, and (iv) includes certain changes to further reflect the elimination of the “qualified performance-based compensation” exemption from the tax deduction limits imposed by Section 162(m) of the Internal Revenue Code. At the Company’s annual meeting of stockholders held on April 22, 2021 (the “Annual Meeting”), the Company’s stockholders approved the Amended 2010 Plan. The foregoing description of the Amended 2010 Plan is qualified in its entirety by reference to the text of the Amended 2010 Plan, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.
At the Annual Meeting, the stockholders of the Company voted on the following four proposals, each of which is described in detail in the Proxy Statement filed with the Securities and Exchange Commission on March 10, 2021:
Proposal No. 1: To elect eleven members to the Board to serve a one-year term expiring at the 2022 Annual Meeting of Stockholders:

Nominee	For	Against	Abstain	Broker Non-votes
Craig H. Barratt, Ph.D.	93,755,566	1,892,762	200,860	9,162,344
Joseph C. Beery	94,917,185	727,222	204,781	9,162,344
Gary S. Guthart, Ph.D.	95,212,528	444,150	192,510	9,162,344
Amal M. Johnson	93,015,200	2,631,276	202,712	9,162,344
Don R. Kania, Ph.D.	94,758,043	888,327	202,818	9,162,344
Amy L. Ladd, M.D.	94,994,517	660,062	194,609	9,162,344
Keith R. Leonard, Jr.	94,753,335	890,373	205,480	9,162,344
Alan J. Levy, Ph.D.	76,776,587	18,871,635	200,966	9,162,344
Jami Dover Nachtsheim	94,058,362	1,590,378	200,448	9,162,344
Monica P. Reed, M.D.	95,527,278	128,528	193,382	9,162,344
Mark J. Rubash	92,639,828	3,003,513	205,847	9,162,344
Each of the nominees nominated in Proposal No. 1 was elected.
Proposal No. 2: To consider and approve, on an advisory basis, the compensation of the Company’s Named Executive Officers as disclosed in the Proxy Statement:

For	Against	Abstain	Broker Non-votes
90,344,956	5,247,632	256,600	9,162,344
Proposal No. 2 was approved on an advisory basis.
Proposal No. 3: To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021:

For	Against	Abstain
104,605,200	285,065	121,267
Proposal No. 3 was approved.
Proposal No. 4: To approve the amendment and restatement of the Company's Amended and Restated 2010 Plan:

For	Against	Abstain	Broker Non-votes
71,942,363	23,731,212	175,613	9,162,344
Proposal No. 4 was approved.

Item 7.01.	Regulation FD Disclosure.
On April 26, 2021, the Company issued a press release announcing the election of Dr. Reed at the Annual Meeting, which press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
This Current Report on Form 8-K contains forward-looking statements. For example, statements using words such as “estimates,” “projects,” “believes,” “anticipates,” “plans,” “expects,” “intends,” “may,” “will,” “could,” “should,” "would," "targeted," and similar words and expressions are intended to identify forward-looking statements. These forward-looking statements are necessarily estimates reflecting the best judgment of management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by such statements. They should, therefore, be considered in light of various important factors, including, but not limited to, the following: our ability to obtain accurate procedure volume and mix in the midst of the COVID-19 pandemic; the risk that the COVID-19 pandemic could lead to further material delays and cancellations of, or reduced demand for, procedures; curtailed or delayed capital spending by hospitals; disruption to our supply chain; closures of our facilities; delays in surgeon training; delays in gathering clinical evidence; delays in obtaining new product approvals or clearances from the U.S. Food and Drug Administration due to the effects of the COVID-19 pandemic; the evaluation of the risks of robotic-assisted surgery in the presence of infectious diseases; diversion of management and other resources to respond to COVID-19 outbreaks; the impact of global and regional economic and credit market conditions on healthcare spending; the risk that the COVID-19 virus disrupts local economies and causes economies in our key markets to enter prolonged recessions; healthcare reform legislation in the U.S. and its impact on hospital spending, reimbursement, and fees levied on certain medical device revenues; changes in hospital admissions and actions by payers to limit or manage surgical procedures; the timing and success of product development and market acceptance of developed products; the results of any collaborations, in-licensing arrangements, joint ventures, strategic alliances, or partnerships, including the joint venture with Shanghai Fosun Pharmaceutical (Group) Co., Ltd.; our completion of and ability to successfully integrate acquisitions, including Schölly Fiberoptic's robotic endoscope business and Orpheus Medical; procedure counts; regulatory approvals, clearances, and restrictions or any dispute that may occur with any regulatory body; guidelines and recommendations in the healthcare and patient communities; intellectual property positions and litigation; competition in the medical device industry and in the specific markets of surgery in which we operate; risks associated with our operations outside of the United States; unanticipated manufacturing disruptions or the inability to meet demand for products; our reliance on sole and single source suppliers; the results of legal proceedings to which we are or may become a party; product liability and other litigation claims; adverse publicity regarding us and the safety of our products and adequacy of training; our ability to expand into foreign markets; the impact of changes to tax legislation, guidance, and interpretations; changes in tariffs, trade barriers, and regulatory requirements; and other risk factors under the heading “Risk Factors” in our report on Form 10-K for the year ended December 31, 2020, as updated by our other filings with the Securities and Exchange Commission.
The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
10.1	Intuitive Surgical, Inc. Amended and Restated 2010 Incentive Award Plan, as amended and restated.
99.1	Press Release dated April 26, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTUITIVE SURGICAL, INC.

Date: April 26, 2021	By:	/s/ Marshall L. Mohr
Name: Marshall L. Mohr
Title: Executive Vice President and Chief Financial Officer